Exhibit 10.01

                             MODIFICATION AGREEMENT

MODIFICATION AGREEMENT made as of the 30th day of November 2005 to the Secured Promissory Note dated as of September 1, 2004, and amended as of November 30, 2004, as of April 30, 2005 as of May 20, 2005, as of June 17, 2005, as of July 30, 2005 and September 30, 2005 by and between Ronald L. Schutt?, hereinafter referred to as "Schutt?" or the "HOLDER" and BROOKLYN CHEESECAKE & DESSERTS COMPANY, INC. formerly know as CREATIVE BAKERIES, INC., a New York corporation ("BROOKLYN CHEESECAKE & DESSERTS"), and J.M. SPECIALTIES, INC., a NEW JERSEY CORPORATION ("JMS") (BROOKLYN CHEESECAKE & DESSERTS and JMS are collectively referred to as the "BORROWERS").

                              W I T N E S S E T H:

      WHEREAS, Borrowers issued to Schutt? a $317,000 Secured Promissory Note (the "PROMISSORY NOTE");

      WHEREAS, the parties subsequently amended the Promissory Note as of November 30, 2004 to extend the term of the Note

      WHEREAS, the parties subsequently amended the Promissory Note as of April 30, 2005 to extend the term of the Note

      WHEREAS, the parties subsequently amended the Promissory Note as of May 20, 2005 to extend the term of the Note

      WHEREAS, the parties subsequently amended the Promissory Note as of June 17, 2005 to extend the term of the Note

      WHEREAS, the parties subsequently amended the Promissory Note as of September 30, 2005 to extend the term of the Note

      WHEREAS, the Promissory Note is due November 30, 2005 and the COMPANY and Schutt? are desirous of further modifying the terms of the Promissory Note.

            NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, IT IS MUTUALLY AGREED AS FOLLOWS:

1.    Modifications:   Effective  as  of  the  date  first  written  above,  the
Promissory Note shall be modified as follows:

            1.1 Extension of the term of modified Promissory Note. The maturity date of the Promissory Note will be extended to January 31, 2006.

            1.2 Right to prepay Promissory Note. The COMPANY will have the right to prepay without penalty all or a portion of the Promissory Note at any time during the term of the Promissory Note.

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2.    Other Provisions.

            2.1 Force and Effect. All other terms of the Promissory Note shall remain in full force and effect.

            2.2 Company Representations. The Company represents to Schutt? that there have been no material adverse changes in the Company's public disclosures since the filing of the Company's most recent Form 10-QSB and 8-K Reports with the Securities and Exchange Commission and that the Board of Directors of the Company has authorized and approved this modification agreement. The Company further represents that it has taken the necessary corporate action to authorize the within agreement and the modification to the Promissory Notes.

            2.3 HOLDER Representations. HOLDER represents to Company that it has been afforded an opportunity to consult with professional advisors and or counsel and that all necessary approvals and action have been obtained to enter into this modification agreement to extend the due date of the Promissory Note as previously modified.

            2.4 Miscellaneous. This Agreement shall be governed by the laws of the State of New York, and may be executed in multiple counterparts, each of which shall be considered an original but all of which shall constitute one and the same agreement. All notices under this Agreement shall be in accord with the provisions as set forth in the New Note. The terms of this Agreement and New Note may only be modified upon mutual agreement of the parties in writing.

      IN WITNESS WHEREOF, the parties have set their hands and seals on the day, month and year first above written.


                                               Ronald L. Schutt?


                                      By:
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                                      Brooklyn Cheesecake & Desert Company, Inc.


                                      By:
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                                               J.M. Specialties, Inc.


                                      By:
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